UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 22, 2007

(date of earliest event reported)

VASCULAR SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court

Minneapolis, Minnesota 55369

(Address of principal executive offices)

(763) 656-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On January 22, 2007 Vascular Solutions, Inc. announced that it had received 510(k) clearance from the U.S. Food & Drug Administration to launch the new 023 version of its Twin-Pass® dual access catheter. The original Twin-Pass catheter was launched in January 2006 as a two lumen catheter designed to be used in conjunction with steerable guidewires to access discrete regions of the coronary and peripheral arterial vasculature. The new 023 version features a larger 0.023” lumen that allows the Twin Pass 023 catheter to measure intra-arterial pressures and deliver specialty guidewires into the distal vasculature. A copy of the press release is furnished as Exhibit 99.1 to this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

Date:	January 24, 2007	By:	/s/ James Hennen
James Hennen Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 22, 2007 of Vascular Solutions, Inc.